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                                                                      EXHIBIT 17
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CUSIP No. 300867


                                   EXHIBIT 17

                             JOINT FILING AGREEMENT

         The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

                               INVESTORS:

Date:  August 6, 2001          INSIGHT VENTURE PARTNERS IV, L.P.

                               By: Insight Venture Associates IV, L.L.C., its general partner


                               By: /s/ Deven Parekh
                                  ----------------------------------------------
                                   Name:  Deven Parekh
                                   Title:  Managing Director

Date:  August 6, 2001          INSIGHT VENTURE PARTNERS (CAYMAN) IV, L.P.

                               By: Insight Venture Associates IV, L.L.C., its general partner


                               By: /s/ Deven Parekh
                                  ----------------------------------------------
                                   Name:  Deven Parekh
                                   Title:  Managing Director

Date:  August 6, 2001          INSIGHT VENTURE PARTNERS IV (FUND B), L.P.

                               By: Insight Venture Associates IV, L.L.C., its general partner


                               By: /s/ Deven Parekh
                                  ----------------------------------------------
                                   Name:  Deven Parekh
                                   Title:  Managing Director
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CUSIP No. 300867
Date:  August 6, 2001          INSIGHT VENTURE PARTNERS IV (CO-INVESTORS), L.P.


                               By: Insight Venture Associates IV, L.L.C., its general partner


                               By: /s/ Deven Parekh
                                  ----------------------------------------------
                                   Name:  Deven Parekh
                                   Title:  Managing Director